February 13, 2017

Dear Shareholder,

The Paradigm’s Micro-Cap Fund appreciated 6.78% in the fourth quarter of 2016, compared to a gain of 10.05% for the benchmark Russell Microcap. For the full year, the strategy returned 27.33%, compared to 20.37% for the benchmark Russell Microcap.

It was a unique year in many respects, and one that was full of surprises to state the obvious. The tumultuous events around the Presidential election make it difficult to remember that in the first six weeks of 2016, equity markets were down over 10% and then rebounded just as quickly by the end of the first quarter. The similarly rapid appreciation in equity markets in the final weeks of 2016 came equally unpredictably after the election results.

We are happy to report that in 2016 we finally saw a reversal of the equity market trends we had seen in 2014 and 2015, when large-cap outperformed small-cap, and Growth outperformed Value. In 2016, however, small-cap finally outperformed large-cap and Value outperformed Growth across all market-cap buckets. In a clear illustration of this trend, the Russell 2000 index returned 21.31%, with the Russell 2000 Growth index returning 11.32% versus 31.74% for the Russell 2000 Value Index—a 20-point differential. This small-cap value resurgence is consistent with our investment strategy, and a welcome contrast to the 2014-2015 period when other asset classes were favored.

Strong stock selection made the Industrials sector the top contributor in the fourth quarter. Portfolio holdings appreciated 18.90%, compared to a gain of 13.25% for the benchmark sector.

The Health Care sector also merits comment, with the portfolio holdings’ defensive positioning resulting in a 2.39% gain, compared to a loss of 6.86% for the benchmark sector after the post-Affordable Care Act sell-off.

The portfolio’s avoidance of the surging Financials sector, the top-performing benchmark sector for the quarter, is typical for our strategy but did result in a detraction for the quarter.

While we were gratified to see a reversal of the market trends that had been challenging in prior years, we would also be the first to acknowledge that the US equity market—small-cap in particular—has come very far very fast. When considering that 20-point spread between Value and Growth, and the more than 30-point spread between the Russell 2000’s low and high within 2016, this by definition gives us pause for thought.

Clearly such a rapid ascent in the markets causes investors—ourselves included—to question if fundamentals have truly changed as quickly as the market has repriced them.

The US consumer environment remains challenging, as retailers navigate what it means to provide an omnichannel shopping experience. The consumer may enjoy the convenience, but the costs of fulfilling this demand can be prohibitive for a traditional specialty retailer. Healthcare was the only negative sector in the Russell 2000 in 2016 and remains under pressure in 2017. Concerns around pharmaceutical pricing and the repeal of the Affordable Care Act have thrown the share prices of many healthcare companies into a tailspin. The energy and commodity price landscape remains an unknown to us, confirming our typical underweight exposure to these areas. The Technology sector, as our top contributor for 2016, has performed exceptionally well, but we would question how much further near-term upside there is from here, as the sector appears well priced at present.

It is clearly still a thematic market, in which industries that are well loved (optical components to name one) seem to have a self-propelling momentum. Small-cap equities appear to also have momentum in light of a more US-centric presidential administration, as well as the perception that they should be more immune to global turmoil and trade issues.

Given the above cross-currents, while we are constructive for 2017, we do not see it as a cakewalk. The new presidential administration remains a total unknown, and we do view that as a risk for equity markets. This wild-card aspect means that global markets could be roiled by any number of one-off comments, geopolitical tensions, or saber-rattling. We see this new risk element as one that we must overweight in the near-term transition. The silver lining to this unknown is that volatility does create opportunities, particularly in the more inefficient pockets of the market, such as micro-cap. For example, the 4th quarter 2016 broad-based sell-off in healthcare should provide investment opportunities for those with a long-term outlook.

As always, we thank you for your continued interest and support, and your investment with Paradigm.

Sincerely,

/s/ Candace King Weir Candace King Weir	/s/ Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

CKW & AFW/key
Enclosures

During the one year period ended December 31, 2016, the Paradigm Micro-Cap Fund return -27.33%, compared to 20.37% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended December 31, 2016 was 12.87% compared to 15.59% for the Russell Microcap Index. Since Inception (1/1/2008) to December 31, 2016, the Paradigm Micro-Cap Fund’s average annual return was 7.67% compared to 7.09% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2016, the Fund’s total expense ratio is 1.25% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy. Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.